UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

_____________________________

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On February 5, 2014, the Management and Compensation Development Committee of the Board of Directors (the “Board”) of Newfield Exploration Company approved Amendment No. 1 to the Newfield Exploration Company 2010 Employee Stock Purchase Plan (the “Amendment”). The Amendment will increase the maximum number of shares a participant may purchase during an offering period to 1,000 shares. The Amendment is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	10.1	Amendment No. 1 to the Newfield Exploration Company 2010 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 11, 2014	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Corporate Secretary

2

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 1 to the Newfield Exploration Company 2010 Employee Stock Purchase Plan

3